Rule 497(k)

File No. 333-168727

First Trust Series Fund

SUMMARY PROSPECTUS
FIRST TRUST AQA® EQUITY FUND	TICKER SYMBOL
CLASS A	AQAAX
CLASS C	AQACX
CLASS I	AQAIX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/Retail/MF/MFFundNews.aspx?Ticker=AQAAX.  You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. If you purchase shares through a financial intermediary (such as a broker/dealer or bank), you can obtain the Fund’s prospectus and other information from that financial intermediary. The Fund’s prospectus and statement of additional information, both dated March 1, 2019, as supplemented on April 2, 2019, are all incorporated by reference into the Fund’s Summary Prospectus.
Baird Financial Corporation, the parent of Robert W. Baird & Co. Incorporated, has completed its previously announced transaction to purchase all of the outstanding units of HL Financial Services, LLC, the parent of J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons”), the Fund’s investment sub-advisor responsible for portfolio management of the Fund (the “Transaction”).
The Transaction is deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Fund, Hilliard Lyons and First Trust Advisors L.P., the Fund’s investment advisor (“FTA”) (the “Sub-Advisory Agreement”), the completion of which resulted in the automatic termination of the Sub-Advisory Agreement.
The Board of Trustees of the Trust (the “Board”) has voted to approve an interim investment sub-advisory agreement among the Fund, Hilliard Lyons and FTA (the “Interim Agreement”) which took effect April 1, 2019 upon the completion of the Transaction. The Interim Agreement will continue for a term of not more than 150 days, unless terminated earlier by the Board. Hilliard Lyons has expressed that it will not continue as the Fund’s investment sub-advisor beyond the 150-day term of the Interim Agreement. As a result, the Board is considering what actions to take in the best interests of the Fund and its shareholders, including potentially terminating and liquidating the Fund. Should the Board make a determination to terminate and liquidate the Fund, shareholders will be provided with prompt notice.
April 2, 2019

Investment Objective
The investment objective of the First Trust AQA® Equity Fund (the "Fund") is to seek capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing Class I shares as “clean shares” may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other First Trust Advisors L.P. mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “Share Classes” on page 13 of the Fund’s prospectus, “Investment in Fund Shares” on page 18 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page 22 of the Fund’s statement of additional information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	—
Other Expenses	0.69%	0.71%	1.23%
Total Annual Fund Operating Expenses	1.94%	2.71%	2.23%
Fee Waiver and Expense Reimbursement(2)	0.34%	0.36%	0.88%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.60%	2.35%	1.35%
(1)	For Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a contingent deferred sales charge of 1% may be imposed on any redemption within 12 months of purchase. The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
(2)	The Fund’s investment advisor and sub-advisor have agreed to waive fees and reimburse expenses through February 28, 2020 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.35% of the average daily net assets of any class of Fund shares. Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) will not exceed 1.70% from March 1, 2020 through February 28, 2029. Fees waived or expenses borne by the Fund’s investment advisor and sub-advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. Expense limitations may be terminated or modified prior to their expiration only with the approval of the Board of Trustees of the First Trust Series Fund.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s annual operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) remain at current levels until February 28, 2020 and then will not exceed 1.70% from March 1, 2020 until February 28, 2029. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Redemption
Share Class	A	C	I
1 Year	$704	$338	$137
3 Years	1,097	805	502
5 Years	1,514	1,399	890
10 Years	2,673	3,006	1,979
No Redemption
Share Class	A	C	I
1 Year	$704	$238	$137
3 Years	1,097	805	502
5 Years	1,514	1,399	890
10 Years	2,673	3,006	1,979

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including investment borrowings) in equity securities (specifically, common stocks) of U.S. companies. The Advisor typically selects common stocks for investment by the Fund using information produced by a proprietary quantitative methodology developed by the Fund’s sub-advisor called the Automated Quantitative Analysis (“AQA®”) program. In general, the stocks chosen for investment by the Fund are those considered by AQA® to be the most undervalued at the time the portfolio was selected based on a set of pre-determined proprietary screens and evaluations.
The AQA® program provides a framework for making fact-based investment choices from relevant, publicly available information in an effort to capitalize on discrepancies between value and price. The AQA® program calculates value using publicly available financial information from the most recent 32 quarters for every company in the AQA® universe, which starts with every company included in the S&P 500, S&P MidCap 400 or S&P SmallCap 600 indices, but excludes the securities of banks and insurance companies. Companies are further screened for trading volume and to exclude companies with a market capitalization of less than $100 million or a share price of less than five dollars, as well as to manage diversification limits under the Investment Company Act of 1940 Act (the “1940 Act”). The AQA® program calculates the value of individual companies and compares those measures of value with the current stock prices. The discrepancy between the calculated value and the current stock price determines the relative under or over valuation of each stock, and then stocks are ranked according to this discrepancy.
The analysis of the AQA® program attempts to duplicate the recognition of value by the market. Within AQA®, it takes approximately three years for a security in the program’s top ten to be moved by the market from undervalued to fair value. The goal of AQA® is to accelerate the process of value recognition. The value recognition process is a series of measurements of historical balance sheet and income statement items and their trends, as well as ratios comprised of two or more of these items and their trends over time. Each company is, in this way, measured internally back eight years on a quarterly basis, and in turn is measured against each of the companies in the AQA® universe. Each of these measurements is weighted based on its correlation to price movements over time to arrive at a value recognition process which parallels that existing historically in the stock market. However, the process of value recognition in the market currently takes place over an approximately 30-month period. The AQA® program reproduces this recognition process in approximately 60 seconds.
The AQA® tool does not provide a forward view of balance sheet and income statement performance. It focuses on a company’s past financial performance; only publicly filed financial information, outstanding shares and dividend information are used in the calculation of value. The AQA® program does not incorporate other information regarding the companies, including historical stock prices, company products, material news events affecting the company, industry or markets in general, or other material information that may be released subsequent to the most recent publicly-filed financial statements.
The Fund’s portfolio will be adjusted on a weekly basis to reflect the updated recommendations of the AQA® program. The portfolio managers may, in their discretion, exclude from the Fund’s holdings or cause the Fund to sell securities recommended by the AQA® program, but will not cause the Fund to purchase securities not recommended by the AQA® program. In general, the portfolio managers will cause the Fund to purchase the stock of a company the first time it enters the AQA® program’s top ten. The portfolio managers will cause the Fund to sell a company’s stock if (1) the stock is considered overvalued by the AQA® program and has been held for at least a year and a day and (2) the stock has been held by the Fund for a period of time equal to the average holding period for the AQA® universe over the trailing ten years (which currently is 35 months) or (3) the stock’s issuer has been acquired by another company.
As of October 31, 2018, the Fund had significant investments in consumer discretionary and information technology companies.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
INVESTMENT STRATEGY RISK. In selecting securities for the Fund’s portfolio, the Fund’s portfolio managers employ a quantitative strategy that utilizes screens in an attempt to identify undervalued securities. There is no guarantee that this strategy will be successful in identifying such securities or that the intrinsic value of such securities will ever be recognized by the market. Companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Additionally, the screens utilized by the strategy may limit the number of investment opportunities available to the Fund and could cause the Fund to invest a relatively high percentage of its assets in a limited number of issuers. Such screens may cause the Fund to underperform funds with broader investable universes, or the market as a whole, and could make the Fund more susceptible to a single adverse economic or regulatory occurrence than other more diversified funds.
MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

MODEL RISK. The Fund relies heavily on a proprietary quantitative model that uses information and data supplied by third parties. When the model and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
SMALL FUND RISK. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. If the Fund fails to attract a large amount of assets, shareholders of the Fund may incur higher expenses as the Fund’s fixed costs would be allocated over a smaller number of shareholders.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
VALUE STOCKS INVESTMENT RISK. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
Annual Total Return
The bar chart and table below illustrate the calendar year returns of the Fund’s Class A shares of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s Class A shares’ average annual total returns compare to those of two broad-based securities market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
Imposition of the Fund’s sales load is not reflected in the bar chart below. If the sales load was reflected, returns would be less than those shown.
First Trust AQA® Equity Fund—Class A Shares
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
10.19%	December 31, 2016	-20.25%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	Since Inception	Inception Date
Class A – Return Before Taxes	-18.88%	5.55%	11/10/2015
Class C – Return Before Taxes	-15.54%	6.70%	11/10/2015
Class I – Return Before Taxes	-13.91%	7.47%	11/10/2015
Class A – Return After Taxes on Distributions	-21.05%	4.25%	11/10/2015
Class A – Return After Taxes on Distributions and Sale of Shares	-9.77%	4.15%	11/10/2015
Russell 3000® Value Index(1) (reflects no deduction for fees, expenses or taxes)	-8.58%	5.83%	11/10/2015
Russell 3000® Index(1) (reflects no deduction for fees, expenses or taxes)	-5.24%	7.89%	11/10/2015
(1)	Since Inception Index returns are based on inception date of the Fund.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Investment Sub-Advisor
J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard Lyons” or the “Sub-Advisor”)
Portfolio Managers
•	Alan Morel, Senior Vice President, Senior Portfolio Manager of Hilliard Lyons
•	Cory Gerkin, Portfolio Manager of Hilliard Lyons
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since 2015.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund through a financial advisor on any day the New York Stock Exchange (“NYSE”) is open for business. The minimum initial purchase or exchange into the Fund is $2,500 ($750 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $250 for accounts opened through fee-based programs). The minimum subsequent investment is $50. Class I shares are subject to higher minimums for certain investors. There are no minimums for purchases or exchanges into the Fund through employer-sponsored retirement plans.
Tax Information
The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case, your distribution will be taxed upon withdrawal from the tax-deferred account. Additionally, a sale of Fund shares is generally a taxable event.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer (including Hilliard Lyons) or other financial intermediary (such as a bank), First Trust and related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.ftportfolios.com/Retail/MF/MFFundNews.aspx?Ticker=AQAAX.
MFAQSP031319